MARATHON VALUE PORTFOLIO

                                   PROSPECTUS

                                FEBRUARY 25, 2005


INVESTMENT OBJECTIVE:
Long-term capital appreciation





1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338
(800) 788-6086
www.marathonvalue.com




























     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

6




                                TABLE OF CONTENTS


                                                                         PAGE

RISK/RETURN SUMMARY.......................................................1
-------------------
FEES AND EXPENSES OF INVESTING IN THE FUND................................5
------------------------------------------
HOW TO BUY SHARES.........................................................5
-----------------
HOW TO REDEEM SHARES......................................................7
--------------------
DETERMINATION OF NET ASSET VALUE..........................................9
--------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................9
----------------------------------
MANAGEMENT OF THE FUND...................................................11
----------------------
FINANCIAL HIGHLIGHTS.....................................................13
--------------------
PRIVACY POLICY...........................................................14
--------------
FOR MORE INFORMATION.............................................BACK COVER

                                                          Ticker Symbol: MVPFX

                               RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE

     The investment objective of the Marathon Value Portfolio (the "Fund") is to provide shareholders with long-term capital appreciation in a well-diversified portfolio. The Fund will measure its performance against the Standard & Poor's 500 Index(R). It will benchmark both relative performance and volatility against that measure.

PRINCIPAL STRATEGIES

     The Fund provides investors broad exposure to what the Fund's advisor, Spectrum Advisory Services, Inc., believes are the best opportunities or values in common stocks of U.S. companies. These opportunities or values typically will be through investments, by the Fund, in stocks of companies that, in the advisor's opinion, do not reflect the intrinsic value of the companies.

     The Fund invests primarily in common stocks of U.S. companies that have potential "value" in the advisor's judgment. The advisor believes that determining value involves an effort to understand a company's assets and business strengths and to compare those to the current price of the company's stock. It is worth noting that in today's economy, assets are often intangible. A value investor does not place great emphasis on precise projections of future earnings or on the current momentum of the company's business. The advisor will not exclude great companies that sell at reasonable prices relative to their value. The advisor intends for the Fund to provide investors with exposure to a wide number of industries.

     In valuing a company, the advisor takes a long-term approach, with an emphasis on management strength and the fundamental profitability of the company's business. To assess management strength, the advisor looks for characteristics such as a long-term record of success or positive opinions from industry observers. The advisor seeks companies whose businesses possess, in the advisor's opinion, inherent strength based on factors such as superior production or distribution processes, unique products or quality franchises. The Fund may also purchase a company's stock if the advisor's assessment of the private market value of the company (i.e., the price at which knowledgeable buyers and sellers would exchange a comparable business) exceeds, by a material amount, the price of the security. The advisor's assessment of private market value is based on reported similar transactions, information in industry publications or from individuals within the industry, or other sources of information.

     The Fund may invest in short-term and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks. The Fund may invest in lower-rated debt securities of a company if the advisor believes that the company's junk bonds offer more potential for participating in the company's long-term prospects than could be achieved by investing in the company's other available securities. The Fund also may invest up to 10% of its assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody's or, unrated, but determined to be of comparable quality by the advisor. The Fund may retain securities that are subsequently downgraded or in default, or the advisor may sell them in an orderly manner. The Fund also may invest up to 10% of its assets, measured at the time of purchase, in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers, and are an alternative to purchasing foreign securities in their national market and currency.

     The Fund intends to remain substantially invested in value securities. If, however, the advisor believes that sufficient investment opportunities that meet the Fund's investment criteria are not available, the Fund may invest up to 20% of its total assets in money market funds, investment grade short-term money market instruments including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Fund endeavours to keep to a minimum the amount invested in money market funds due to the fact that such funds incur duplicate management and other fees. The Fund will incur duplicate management and other fees when investing in money market funds. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may not achieve its investment objective when holding a substantial cash position.

     The advisor believes its price-driven, value-oriented approach will provide investors with the opportunity for growth, while providing some protection against permanent impairment of capital. The advisor seeks to reduce risk by buying stocks the advisor believes are reasonably priced relative to the company's earnings and sales, by diversifying broadly and by avoiding current market favorites. The advisor's decision to purchase a stock is made without regard to the market capitalization of the company or its weighting in any market index. The Fund may invest in companies of all sizes, which includes large, mid-cap, and small-cap securities.

     The Fund may sell a security when the advisor believes the price is no longer undervalued relative to the company's earnings and sales, the company's prospects have deteriorated, there has been a change in management, or better investment opportunities are available.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     o VALUE RISK. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

     o MANAGEMENT RISK. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of a company's worth is not realized in the expected time frame, the Fund's overall performance may suffer.

     o SMALL-CAP AND MID-CAP RISK. Stocks of small-capitalization and mid-capitalization companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small-and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small-cap and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small-cap or mid-cap stock, and this lack of market liquidity can adversely affect the Fund's ability to realize the market price of a stock, especially during periods of rapid market decline.

     o FOREIGN RISK. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund's investments in a foreign country. There is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund's investments in foreign securities.

     o INTEREST RATE RISK. Changes in interest rates will affect the value of the Fund's investments in debt securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is greater for investments in junk bonds.

     o CREDIT RISK. Changes in the financial strength of an issuer may affect the issuer's ability to repay principal and to make timely interest payments. The degree of risk for a particular security may be reflected in its credit rating. Junk bonds are subject to greater credit and market risk than higher rated securities.

     o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

     o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

     o AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

     The Fund may be suitable for:

     o    Long-term investors seeking a fund with a value investment strategy
     o Investors who can tolerate the risks associated with common stock investments
     o Investors willing to accept the greater market price fluctuations of smaller companies

GENERAL

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in short-term U.S. Government securities, money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW THE FUND HAS PERFORMED

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund's returns and the table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. On January 3, 2003, the Fund acquired the assets and liabilities of the Marathon Value Portfolio, a series of Ameriprime Funds, in a tax-free reorganization. This administrative reorganization did not change the Fund's portfolio manager, investment objective or investment strategies. Since the Fund is a continuation of the predecessor fund, the bar chart and table include the predecessor fund's returns. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31ST*

                                [CHART OMITTED]

                                 2001  -    4.70%
                                 2002  -  -11.00%
                                 2003  -   26.20%
                                 2004  -   14.03%


     During the period shown, the highest return for a quarter was 14.92% (quarter ended June 30, 2003); and the lowest return was -12.82% (quarter ended September 30, 2002).

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)

                                                        1 Year     3 Year     Since March 28, 2000*
                                                        ------     ------     ---------------------
The Fund
     Return Before Taxes                                14.03%      8.59%             9.75%
     Return After Taxes on Distributions(1)             13.74%      8.27%             9.36%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)                              9.12%      7.18%             8.22%
S&P 500 Index2
(reflects no deductions for fees, expenses, or taxes)   10.83%      3.56%            -2.99%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is representative of a broader market and range of securities than is found in the Fund's portfolio.

     * The Fund's current advisor began managing the predecessor fund on March 28, 2000.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ....................NONE
Maximum Deferred Sales Charge (Load).................................NONE
Redemption Fee1......................................................NONE
Exchange Fee.........................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees.....................................................1.25%
Distribution (12b-1) Fees............................................NONE
Other Expenses .....................................................0.01%
Total Annual Fund Operating Expenses ...............................1.26%
Expense Reimbursement2..............................................0.01%
Net Expenses .......................................................1.25%

1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 The Fund's advisor contractually has agreed through October 31, 2006 to waive all or a portion of its fee and/or reimburse the Fund's expenses but only to the extent necessary to maintain the Fund's total annual operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary expenses at 1.25% of average daily net assets.

Example:
--------

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first year) and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:


        1 YEAR        3 YEARS         5 YEARS       10 YEARS
        ------        --------        -------       --------
         $127           $398           $690          $1,521


                                HOW TO BUY SHARES

INITIAL PURCHASE

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums in certain circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

     BY MAIL - To be in proper form, your initial purchase request must include:

     o a completed and signed investment application form (which accompanies this Prospectus); and

     o    a check (subject to the minimum amounts) made payable to the Fund;

      Mail the application and check to:

U.S. MAIL: Marathon Value Portfolio           OVERNIGHT:  Marathon Value Portfolio
           c/o Unified Fund Services, Inc.                c/o Unified Fund Services, Inc.
           P.O. Box 6110                                  431 North Pennsylvania Street
           Indianapolis, Indiana 46206-6110               Indianapolis, Indiana 46204

     BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (800) 788-6086 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      Huntington National Bank
      ABA #0440-0002-4
      Attn: Marathon Value Portfolio
      Account Name ________________ (write in shareholder name)
      For the Account # ____________(write in account number)
      D.D.A.# 01892204628

     You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

 -your name                   -the name of your account(s)
 -your account number(s)      -a check made payable to Marathon Value Portfolio

Checks should be sent to the Marathon Value Portfolio at the address listed under the heading "How to Buy Shares - By Mail" in this prospectus. A bank wire should be sent as outlined under the heading "How to Buy Shares- By Wire" in this prospectus.

AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent will not accept third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. MAIL: Marathon Value Portfolio          OVERNIGHT: Marathon Value Portfolio
           c/o Unified Fund Services, Inc.              c/o Unified Fund Services, Inc.
           P.O. Box 6110                                431 North Pennsylvania Street
           Indianapolis, Indiana 46206-6110             Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund's name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at
(800) 788-6086 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (800) 788-6086. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     FUND POLICY ON MARKET TIMING - The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund's shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to detect market timers. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the

Fund or its shareholders or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption, please call the Fund's transfer agent at (800) 788-6086. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.


                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your  shares is based on the Fund's  net asset  value
(NAV) per share. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

     The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     TAXES. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described in the table below. Dividends normally will be distributed by the Fund on an annual basis.

     The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

TYPE OF TRANSACTION                          TAX STATUS
-------------------                          ----------

Qualified dividend income                    Generally maximum 15% on non-corporate
                                             taxpayers

Net short-term capital gain distributions    Ordinary income rate

Net long-term capital gain distributions     Generally maximum 15% on non-corporate
                                             taxpayers*

Sales of shares
(including redemptions) owned                Gains taxed at generally maximum 15%
more than one year                           on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                Gains are taxed at the same rate as ordinary
for one year or less                         income; losses are subject to special rules

         *For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     BECAUSE YOUR TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.


                             MANAGEMENT OF THE FUND

     Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 750, Atlanta, GA 30338, www.spectrumadvisory.com, serves as investment advisor to the Fund. Spectrum has been providing portfolio management services since its founding in 1991 by Marc S. Heilweil. The advisor provides equity and fixed income portfolio management services to a select group of individuals, pension and profit sharing plans, trusts, estates and non-profit organizations and, as of January 31, 2005, managed over $302 million in assets.

     The advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Fund does not pay any 12b-1 fees). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund's advisor contractually has agreed through October 31, 2006, to reimburse the Fund's expenses, but only to the extent necessary to maintain the Fund's total annual operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary expenses, at 1.25% of average daily net assets.

     ABOUT THE PORTFOLIO MANAGER: Marc S. Heilweil has been primarily responsible for the day-to-day management of the Fund since March 28, 2000. Mr. Heilweil has been President of the advisor since 1991. His principal occupation since 1977 has been that of an investment counselor. Mr. Heilweil manages equity and fixed income portfolios for the advisor's clients. As of February 2, 2005, Mr. Heilweil and Spectrum owned 4.68% of the Fund's shares.

     The Fund's Statement of Additional Information provides the following additional information about the Fund's portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager's ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the financial performance of the Fund (including its predecessor fund) since its inception. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Financial information for the years ended October 31, 2000 through 2003 have been audited by McCurdy and Associates CPA's Inc. and 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available from the Fund upon request without charge.

MARATHON VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR ONE SHARE OUSTANDING DURING THE PERIOD)

MARATHON VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR ONE SHARE OUSTANDING DURING THE PERIOD)

                                        YEAR ENDED       YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                     OCTOBER 31, 2004  OCTOBER 31, 2003  OCTOBER 31, 2002    OCTOBER 31, 2001    OCTOBER 31, 2000
                                     ----------------- ----------------  -----------------   -----------------   ----------------

SELECTED PER SHARE DATA
Net asset value, beginning of period          $ 11.55           $ 9.65            $ 10.63             $ 10.38             $ 9.23
                                     ----------------- ----------------  -----------------   -----------------   ----------------
Income from investment operations
  Net investment income (loss)                   0.09             0.09 (a)           0.12 (a)            0.16 (a)           0.08(a)
  Net realized and unrealized gain (loss)        1.53             1.91              (0.98)               0.18               1.07
                                     ----------------- ----------------  -----------------   -----------------   ----------------
Total from investment operations                 1.62             2.00              (0.86)               0.34               1.15
                                     ----------------- ----------------  -----------------   -----------------   ----------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (0.08)           (0.10)             (0.12)              (0.09)                 -
                                     ----------------- ----------------  -----------------   -----------------   ----------------
Total distributions                             (0.08)           (0.10)             (0.12)              (0.09)                 -
                                     ----------------- ----------------  -----------------   -----------------   ----------------

Net asset value, end of period                $ 13.09          $ 11.55             $ 9.65             $ 10.63            $ 10.38
                                     ================= ================  =================   =================   ================

TOTAL RETURN (b)                               14.12%           20.88%             -8.21%               3.24%             12.46%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)              $ 16,819         $ 13,445           $ 10,287             $ 7,294            $ 3,782
Ratio of expenses to average net assets
   before waiver & reimbursement                1.26%            1.27%              1.28%               1.29%              1.49%
Ratio of expenses to average net assets         1.25%            1.26%              1.28%               1.28%              1.42%(d)
Ratio of net investment income to
   average net assets before waiver &           0.78%            0.86%              1.11%               1.45%              0.79%
   reimbursement
Ratio of net investment income to
   average net assets                           0.79%            0.87%              1.11%               1.45%              0.85%
Portfolio turnover rate                        28.21%           46.03%             44.44%              60.79%            207.02%

(a) Net investment income (loss) per share was based on average shares outstanding throughout the year.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Effective March 28, 2000 the Fund retained Spectrum Advisory Services as investment advisor. The total return from March 28, 2000 (date of change in advisor) through October 31, 2000 was 11.37%.

(d) The rate for the fiscal year ended October 31, 2000 is higher than the rate in the current prospectus due to activity by the predecessor advisor. The predecessor advisor charged higher fees.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, amount of investment and date of birth); and

     o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of Fund portfolio holdings by the Fund's affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal period.

     Call the Fund at (800) 788-6086 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. Alternatively, the Fund's SAI and annual and semi-annual reports may be obtained, free of charge, from the Fund's website at http://www.marathonvalue.com.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.














Investment Company Act #811-21237